GUIDESTONE FUNDS

Supplement dated June 17, 2011

to

Prospectus dated April 30, 2011

This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

I. CHANGES TO DATE TARGET FUNDS

The following language is added to the last sentence of the sixth bullet point under the heading “Principal Investment Strategies” for each of the Date Target Funds with individual references found on pages 5, 9, 13, 17 and 21:

•	On a temporary basis and until further notice, the target allocation for the Money Market Fund may increase up to 20%.

II. CHANGES TO ASSET ALLOCATION FUNDS

The following language is added to the last sentence of the third bullet point under the heading “Principal Investment Strategies” for each of the Asset Allocation Funds with individual references found on pages 25, 28, 31, 34, 37, 40, 43 and 46:

•	On a temporary basis and until further notice, the target allocation for the Money Market Fund may increase up to 15%.

III. CHANGES TO REAL ESTATE SECURITIES FUND

Under the heading “Fees and Expenses” on page 69, the Annual Operating Expenses table is deleted in its entirety and replaced with the following:

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
GS4 Class
Management fee	0.71%
Other expenses	0.40%
Total annual operating expenses	1.11%
Fee waiver & expense reimbursement(1)	0.00%
Net annual operating expenses(2)	1.11%

(1)

The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total Fund operating expenses, before expense payments by broker-dealers, to 1.29% for the GS4 Class (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired Fund fees and expenses and expenses incurred in connection with the short sales of securities). This contractual waiver

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and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2012. The “Fee waiver and expense reimbursement” may also include the waiver of shareholder service fees attributable to the Fund’s cash balances invested in the Money Market Fund. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and the expense limitation in place during the year in which the waivers were originally incurred. This contractual waiver and reimbursement can only be terminated by the GuideStone Funds’ Board of Trustees.

(2)	The expense information in the table has been restated to reflect current shareholder servicing and recordkeeping fees and a decrease in management fees for the GS4 Class.

Under the heading “Fees and Expenses” on page 69, the Expense Example table is deleted in its entirety and replaced with the following:

GS4 Class
1 Year	$113
3 Years	$353
5 Years	$612
10 Years	$1,352

IV. CHANGES TO INTERNATIONAL EQUITY FUND

In the section disclosing “Sub-Advisers and Portfolio Managers” on page 84, the disclosure titled “Lazard Asset Management LLC”, “MFS Institutional Advisors, Inc.”, “Mondrian Investment Partners Ltd.” and “UBS Global Asset Management (Americas) Inc.” should be deleted in their entirety and the following added:

Baillie Gifford Overseas Limited
James Anderson Head of Long Term Global Growth and Portfolio Manager	Since June 2011

Sarah Whitley Head of Japanese Equity and Portfolio Manager	Since June 2011

Kavé Sigaroudinia Portfolio Manager	Since June 2011

Tom Coutts Head of European Equities and Portfolio Manager	Since June 2011

Tom Record, CFA Portfolio Manager	Since June 2011

Nick Thomas, CFA Director, Institutional Clients Department and Portfolio Manager	Since June 2011

David Salter Director, Institutional Clients Department and Portfolio Manager	Since June 2011

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MFS Institutional Advisors, Inc.
Marcus L. Smith Investment Officer Director of Equity – Asia and Equity Portfolio Manager	Since June 2011

Mondrian Investment Partners Ltd.
Elizabeth Desmond, CFA Chief Investment Officer – International Equities	Since August 2001

Russell Mackie Senior Portfolio Manager	Since August 2001

Bilgin Soylu, Ph.D. Portfolio Manager	Since August 2001

The Clifton Group Investment Management Company
Jay Strohmaier, CFA Senior Portfolio Manager	Since July 2011

Daniel Wamre, CFA Portfolio Manager	Since July 2011

Alex Zweber, CFA Portfolio Manager	Since July 2011

Under the heading “Sub-Advisers” for the International Equity Fund beginning on page 103, the paragraphs titled “Lazard Asset Management LLC”, “MFS Institutional Advisors, Inc.”, Mondrian Investment Partners Ltd.” and “UBS Global Asset Management (Americas) Inc.” should be deleted in their entirety and the following added:

Baillie Gifford Overseas Limited (“Baillie Gifford”), Colton Square, 1 Greenside Row, Edinburgh EH1 3AN, United Kingdom: Baillie Gifford is an investment management firm wholly-owned by Baillie Gifford & Co. Founded in 1983, it is the firm through which Baillie Gifford & Co. provides investment management services for clients located outside of the United Kingdom. Baillie Gifford is registered as an adviser under the Investment Advisers Act of 1940, as amended, for U.S. clients. As of March 31, 2011, the firm had assets under management of approximately $119 billion. Baillie Gifford uses a team approach to manage an assigned portion of the International Equity Fund. The EAFE Plus Alpha Portfolio Construction Group is chaired by James Anderson, Head of Long Term Global Growth and Portfolio Manager, and includes: Sarah Whitley, Head of Japanese Equity and Portfolio Manager; Kavé Sigaroudinia, Portfolio Manager; Tom Coutts, Head of European Equities and Portfolio Manager; Tom Record, CFA, Portfolio Manager; Nick Thomas, CFA, Director, Institutional Clients Department and Portfolio Manager; and David Salter, Director, Institutional Clients Department and Portfolio Manager. Each member of the team has more than five years of experience with Baillie Gifford.

MFS Institutional Advisors, Inc. (“MFSI”), 500 Boylston Street, Boston, Massachusetts 02116: MFSI, a subsidiary of Massachusetts Financial Services Company (“MFS”), was created in 1970 and registered as an adviser under the Investment Advisers Act of 1940, as amended, in 1994. MFS is America’s oldest mutual fund organization. MFS and the firm’s predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. As of March 31, 2011, net assets under management of the MFS organization were approximately $229 billion. Marcus L. Smith, Investment Officer and the portfolio manager for the International Concentrated strategy, has overall responsibility and final authority for portfolio construction of an assigned portion of the International Equity Fund managed by MFSI. Mr. Smith has served as a portfolio

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manager at MFS since 2001 and has 20 years of industry experience. In addition, Mr. Smith is Director of Asian Research at MFS.

Mondrian Investment Partners Ltd (“Mondrian”), 10 Gresham, London, EC2V JD, United Kingdom: Mondrian was founded and SEC registered in 1990 under the name Delaware International Advisers Limited. On September 24, 2004, a senior management team, together with private equity funds sponsored by Hellman & Friedman LLC, a leading private equity firm, completed the acquisition of Delaware International Advisers Limited from Delaware Management Holdings, Inc. Upon closing of the transaction, the firm changed the name to Mondrian. The London based firm is a value-oriented, global equity and fixed-income manager serving primarily institutional clients. The firm uses a team-based approach to investment analysis and portfolio construction to manage an assigned portion of the International Equity Fund. With $70 billion in assets under management as of March 31, 2011, Mondrian is amongst the largest active managers of international and global assets for U.S. institutional investors. Mondrian’s equity team consists of 40 dedicated investment professionals, with all fund managers having analyst responsibilities. Mondrian’s portfolios are managed on a team basis through the Equity Strategy Committee. Individual account assignments are assigned to a lead portfolio manager and a clearly identified back-up portfolio manager. The portfolio managers assigned to the International Equity Fund are Elizabeth Desmond, CFA, Chief Investment Officer – International Equities, Russell Mackie, Senior Portfolio Manager, and Bilgin Soylu, Ph.D., Portfolio Manager. Ms. Desmond has been with Mondrian for 20 years, is responsible for portfolio management and research and is a member of the Equity Strategy Committee. Mr. Mackie has been with Mondrian for 13 years, and is responsible for European stock investments and is a member of the Equity Strategy Committee. Dr. Soylu has been with Mondrian for 10 years and is responsible for Asian and European stock investments. Each has 100% discretion over the International Equity Fund’s portfolio account.

The Clifton Group Investment Management Company (“Clifton”), 3600 Minnesota Drive, Suite 325, Minneapolis, Minnesota 55435: Founded in 1972, Clifton is a Minneapolis based registered investment adviser that delivers customized investment solutions to institutional investors. The firm specializes in improving efficiency and returns while reducing performance risk through low-cost, derivative-based strategic investment applications. As of March 31, 2011, the firm had assets under management of approximately $33.2 billion. Clifton uses a team approach to manage an assigned portion of the International Equity Fund. The team is led by Jay Strohmaier, CFA, Senior Portfolio Manager, and includes Daniel Wamre, CFA, Portfolio Manager, and Alex Zweber, CFA, Portfolio Manager. Mr. Strohmaier returned to Clifton in 2009, and prior to rejoining the firm, he worked for Cargill, Peregrine Capital Management and Advantus Capital Management where his responsibilities included research, portfolio management, trading, marketing and client service. Mr. Strohmaier has 27 years of investment experience. Mr. Wamre joined Clifton full-time in 1998 and has over 15 years of investment experience. Mr. Zweber joined Clifton in 2006 as an Investment Analyst and was promoted to Portfolio Manager in 2010. He has five years of investment experience.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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